UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2009

Shiner International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33960	98-0507398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19/F, Didu Building, Pearl River Plaza, No. 2 North Longkun Road
Haikou, Hainan Province, China 570125
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:	86-898-68581104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01.         Regulation FD Disclosure.

On October 19, 2009, Shiner International, Inc. (the "Company") issued a press release announcing the signing of a contract with Shineway Group, the largest meat product manufacturer in China, to sell coated, food safe packaging to Shineway Group. The contract has the potential to result in sales of up to RMB4,000,000 (approximately $586,000 based on the current conversion rate).  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

99.1         The Company's press release, dated October 19, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2009
SHINER INTERNATIONAL, INC.

By:	Jian Fu
Name: Jian Fu
Title: CEO